SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                               September 20, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)




                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-16619                        73-1612389
--------------             ------------------------          -------------------
  (State of                (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


            Kerr-McGee Center
         Oklahoma City, Oklahoma                                        73125
 ----------------------------------------                            ----------
 (Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                 On September 20, 2004,  Kerr-McGee  Corporation  issued a press release announcing that Tom Adams, age 43, has been named vice president of chemicals for Kerr-McGee Corporation, effective September 20, 2004. Prior to his appointment as an officer of Kerr-McGee Corporation, Mr. Adams served in various capacities for Kerr-McGee Corporation's affiliates, including as Vice President and General Manager of the Pigment Division from May to September 2004; Vice President of Strategic Planning and Business Development from 2003 to 2004; Vice President of Acquisitions from March 2003 to September 2003; Vice President of Information Management and Technology from 2002 to 2003; Director of Knowledge Management from 2000 to 2002; Manager of Exploration and Production Information Technical Services from June 2000 to October 2000 and Manager of Planning from 1999 to 2000. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

            (c) Exhibits

            99.1 Press Release dated September 20, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                              By:  (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: September 20, 2004